Exhibit 99.1

Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Business Segments % of Revenue Q3 2004* *Includes 4% intra-company sales.

Market Segments % of Revenue Q3 2004

Global Sales % of Revenue Q3 2004* * bill to address

Major Customers - Q3

Enabling technologies Niche markets Acquisitions

Enabling Niche Markets

	Industrial	Electronic	Medical	Semiconductor	Other
Scanners	Marking Inspection	Cutting Inspection	Ophthalmology Imaging Dermatology	Inspection Marking	Printing Detection
Encoders	Coordinate measure Position monitor Motor control	Test & Measurement Robotic Systems Vision Systems	Robotic Surgery DNA Testing Cancer Screen	Wire Bonding Wafer handler Vacuum process Cassette loader	Microscopy Velocity control Desktop printer Videos surveillance
Motion Control	Factory Automation Machine Control Process Control	Media write Wire bonding PCB drill Component place	Lab Automation Medical Devices Analytical Instruments	Wafer Fabrication Wafer dice Chip bond Test/repair	Aerospace guidance Scientific research
Rotary Motion	Coating Machining	PCB drill/route Media write		Ion implantation Wafer dice Wafer grind	Graphic arts
Optics	Laser gyroscope			Super-fine flats Optical coating	Mil-spec coatings
Laser	Fuel injector weld Aerospace drill Textile cut/mark Plastics cut/mark	Package weld Sensor weld Package mark PCB mark	Implant defib weld Device mark Stent cut Pill mark	Wafer marking Package mark Wafer dice	Diamond processing Entertainment Scientific
Systems		Circuits PCB inspection		Memory Mixed signal Wafer mark	

©GSI LUMONICS 2004

Acquisitions Complementary Cash Completed: DRC ($3M) Spectron ($6M) Westwind ($35M) MicroE ($55M) Accretive

Rotary Motion Data storage PCB drilling Industrial Synergies Motion control Data storage PCB Drilling Industrial

2004 Estimates Units Sold 60 million 600 million 24 million 68 million 7 million 2005 Projection 79 million 650 million 32 million 68 million 14 million Laptops Mobile phones PDA's Digital cameras Flat panel displays Market Drivers

Segment Revenues & Profits Revenues (US$ Millions) Profits* (US$ Millions) * Profit by segment is before taxes. We do not breakout non-operating items to the segment level.

Bookings & Backlog (US$ Millions) Bookings* Backlog** * This includes Westwind in Q4 '03 and MicroE in Q2 '04. * * This includes MicroE (c)GSI 2004

Cash Flow & Gross Margin Cash Flow* (US Millions) Gross Margins * These cash flows are from operations, not overall company cash flows.

Selected Balance Sheet* Cash & Investments $80.1 Total Assets $373.1 NBV $296.5 Debt free *All values in $US millions actual as of October 1, 2004

Targeted Business Model Q3 2004 Target Revenues Gross margin Engineering SG & A expenses Amortization Operating profit 100% 100% 40.9% 45% 7.2% 9% 17.2% 17% 1.8% 2% 14.7% 17%

GSI LUMONICS- Summary Enabling technologies Niche markets Acquisitions Strong balance sheet & cash flow